NEWS RELEASE

                                                  FIRSTCITY
                                                  FINANCIAL CORPORATION
contact: Suzy W. Taylor
             (713) 652-1810

            FIRSTCITY FINANCIAL ANNOUNCES SECOND QUARTER 1998 RESULTS

         HOUSTON, TEXAS JULY 29, 1998... FirstCity Financial Corporation today announced earnings for the second quarter and six months ended June 30, 1998 of $7,853,000 and $13,434,000 respectively. After dividends on the company's preferred stock and minority interests in subsidiaries, earnings were $6,109,000 and $10,390,000 for the quarter and six months, respectively.

         On a fully diluted basis the company earned $ .83 per share for the quarter ended June 30, 1998 and $1.47 per share for the 1998 six-month period, as compared to $.44 and $1.58 per share for comparable periods in 1997. The 1997 six-month earnings reflected the positive effect of the $6.8 million, or $1.03 per share, payment from the FirstCity Liquidating Trust in settlement of its servicing contract with the company.

         FirstCity's Mortgage Banking unit experienced record setting originations of $2.2 billion for the quarter ended June 30, 1998. The activity outpaced first quarter originations by 16% and more than tripled originations in 1997's comparable quarter. The low interest rate environment as well as expanded origination channels were major contributors to the strong origination growth experienced. During the quarter the mortgage servicing portfolio grew 25% to nearly $9.0 billion, or 48% higher than the June 30, 1997 level. The recorded value of mortgage servicing rights at June 30, 1998 was $125 million. In consideration of the uncertainty as to the direction of future interest rates the company has begun , through periodic provisions, to build a reserve against future valuation impairments of these mortgage servicing rights. During the quarter the company added $500,000 to this provision, resulting in a total reserve of $1,048,000 or .84% of total mortgage servicing rights.

         Capital Corp., FirstCity's recently established mortgage conduit, acquired $69.3 million of home equity loans during the quarter bringing year-to-date acquisitions to $105.7 million. Capital Corp. completed its first securitization of home equity loans in June 1998. The AAA rated transaction was comprised of $121 million of home equity loans and generated a gain of $1.5 million, or 1.2% of the total loans securitized. The calculation of the gain reflects a level 30% assumed prepayment rate on the $38 million of underlying adjustable rate loans. On the $83 million of fixed rate loans securitized, the assumed prepayment rate escalates from 12% to 25% in the first year and remains at that rate throughout the term of the security. 49% of the securitized loans have pre-payment penalties. Anticipated net losses over the life of the securitization are 1.5% of the total amount of loans securitized. The discount rate applied on the $8.4 million interest only strip retained by Capital Corp. in connection with this transaction was 15%.

                                     (more)

                                       (2)


         The portfolio asset acquisition and resolution unit purchased $18 million in assets during the quarter, comprised primarily of performing asset pools purchased from domestic banks. A major focus during the quarter was the development of a business plan regarding FirstCity's role in the emerging distressed asset resolution market in Asia. Potential local partners have been identified and FirstCity is currently in the process of formalizing a structure which will facilitate active participation in select Asian markets.

         FirstCity Funding, the company's auto finance unit, had a very strong quarter, purchasing auto receivables of $32.2 million. The bulk of the assets purchased to date were securitized in a transaction completed in June. The transaction, comprised of $50 million in loans, generated a gain of $2.5 million or 4.9% of the face value of the underlying loans. The calculation of the recorded gain was based on assumed losses of 13%, and discount rates at 12% on the subordinated tranche and 15% on the interest only strip. To date, FirstCity Funding's assets have been purchased at an average discount to face value of 14% and carry an average weighted coupon of 19.3%. The defaults to date on assets acquired through June 30, 1998 have totaled 2.15% of the total loans acquired. Through timely resolution of the defaulted contracts, actual losses to date have totaled 12.2% of the loan balances at the time of default, well below the average 14% purchase discount on the original loan amount. Delinquencies at quarter-end were 2.8% of the total serviced portfolio of FirstCity Funding acquired loans.

         During the second quarter, FirstCity completed the sale of 1,201,150 shares of common stock for $30.75 per share, generating net proceeds to the company of $34.2 million. Separately, as of quarter-end, 96% of the company's outstanding warrants to purchase its common stock were exercised following notification to holders of the warrants by the company of its intent to repurchase unexercised warrants for $1.00 each. As a result, the company issued 471,380 additional shares of common stock for an aggregate warrant purchase price of $11.8 million. Common shares outstanding at quarter end were 8,260,491.

         This press release contains forward-looking statements. These statements are generally identified by the use of words or phrases such as "expect", "anticipate", "should", etc. The forward looking statements are based on FirstCity's current expectations and are dependent upon a number of uncertainties that could cause the actual results to differ materially from those implied, projected or predicted in the forward looking statements. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. Factors which may affect actual results include FirstCity's ability to continue to grow its earnings base, its access to public markets to sell assets as well as the overall interest rate environment and other factors. In addition to the factors listed in this press release, please refer to the Company's public documents filed with the SEC for a more in depth discussion of risks and risk factors.

FirstCity is a diversified financial services company with operations dedicated to mortgage lending, portfolio asset acquisition and resolution and consumer lending through over 90 offices in the US and with affiliate organizations in Europe and Mexico. Its common (FCFC) and preferred (FCFCP and FCFCO) stocks are listed on the NASDAQ National Market System.

            FIRSTCITY FINANCIAL CORPORATION
                    EARNINGS SUMMARY


      (Amounts in thousands, except per share data)
                                                                     QUARTER ENDED:                     SIX MONTHS ENDED:
                                                             June 30, 1998    June 30, 1997      June 30, 1998     June 30, 1997
                                                             -------------    -------------      -------------     -------------

Revenues:
    Gain on sale of mortgage loans                                 $ 28,303          $ 7,999           $ 48,572          $ 13,320
    Gain on sale of automobile loans                                  2,434                               2,434                 -
    Net mortgage warehouse income                                     2,395              526              4,117             1,292
    Gain on sale of mortgage servicing rights                             -            2,263                  -             4,529
    Servicing fees:
      Mortgage                                                        5,588            3,414             10,282             6,985
      Other                                                           1,250            1,660              2,363             9,522(1)
    Gain on resolution of Portfolio Assets                            2,839            4,891              5,936            10,192
    Equity earnings of Acquisition Partnerships                       1,523            2,772              4,737             4,313
    Rental income on real estate Portfolios                              75               87                156               157
    Interest income                                                   2,898            3,449              6,697             6,228
    Other income                                                      2,239            2,409              6,276             3,570
    Interest income on Class "A" Certificate                              -            1,515                  -             3,174
                                                               -------------    -------------      -------------     -------------
         Total revenues                                              49,544           30,985             91,570            63,282

Expenses:
    Interest on notes payable                                         3,304            3,650              6,722             6,512
    Salaries and benefits                                            20,447           10,293             36,464            19,284
    Amortization:
      Mortgage servicing rights                                       4,126            1,596              7,302             3,143
      Other                                                             373              812                805             1,765
    Provision for loan losses                                           575            1,357              2,927             2,155
    Provision for valuation of mortgage servicing rights                500                -                500                 -
    Occupancy, data processing and other                             13,121            8,608             24,812            16,185
                                                               -------------    -------------      -------------     -------------
         Total expenses                                              42,446           26,316             79,532            49,044

Net earnings before minority interest,
    preferred dividends and income taxes                              7,098            4,669             12,038            14,238
    Benefit (provision) for income taxes                                755             (230)             1,396              (582)
                                                               -------------    -------------      -------------     -------------

Net earnings before minority interest
    and preferred dividends                                           7,853            4,439             13,434            13,656
    Minority interest                                                   229               69                 14                69
    Preferred dividends                                               1,515            1,515              3,030             3,174
                                                               -------------    -------------      -------------     -------------
Net earnings to common shareholders                                 $ 6,109          $ 2,855           $ 10,390          $ 10,413
                                                               =============    =============      =============     =============

Net earnings per common share - basic                                $ 0.84           $ 0.44             $ 1.51            $ 1.60
Net earnings per common share - diluted                              $ 0.83           $ 0.44             $ 1.47            $ 1.58
Wtd. avg. common shares outstanding - basic                           7,243            6,517              6,889             6,517
Wtd. avg. common shares outstanding - diluted                         7,401            6,549              7,045             6,575

--------------------
(1) - Includes $6,800 received as a result of terminating the Investment Management Agreement with the FirstCity Liquidating Trust in the first quarter of 1997.

                         FIRSTCITY FINANCIAL CORPORATION
                           SELECTED BALANCE SHEET DATA


 (Amounts in thousands)                                 June 30, 1998    Dec. 31, 1997
                                                        -------------    -------------
Mortgage assets                                           $ 1,223,991        $ 650,775
Portfolio acquisition and resolution assets                   106,111          125,480
Consumer assets                                                52,727           61,135
Deferred tax asset                                             32,185           30,614
Total assets                                                1,510,039          940,119
Notes payable                                               1,227,966          750,781
Preferred stock                                                41,908           41,908
Total common shareholders' equity                             172,001          112,758


           SUMMARY INCOME STATEMENT DATA FOR EACH BUSINESS

                                                               QUARTER ENDED:                  SIX MONTHS ENDED:
                                                               --------------                  -----------------

                                                        June 30, 1998    June 30, 1997     June 30, 1998    June 30, 1997
                                                        -------------    -------------     -------------    -------------

Mortgage Banking:
    Revenues                                                 $ 37,838         $ 15,712          $ 66,527         $ 28,445
    Expenses                                                   31,738           14,434            56,454           26,121
                                                      ---------------  ---------------   ---------------  ----------------
    Operating contribution before direct taxes                $ 6,100          $ 1,278          $ 10,073          $ 2,324
                                                      ===============  ===============   ===============  ================
    Operating contribution, net of direct taxes               $ 6,100            $ 833           $ 9,984          $ 1,491
                                                      ===============  ===============   ===============  ================
Portfolio Asset Acquisition and Resolution:
    Revenues (1)                                              $ 5,540         $ 10,414          $ 14,578         $ 26,199
    Expenses                                                    4,322            5,920             9,177           12,240
                                                      ---------------  ---------------   ---------------  ----------------
    Operating contribution before direct taxes                $ 1,218          $ 4,494           $ 5,401         $ 13,959
                                                      ===============  ===============   ===============  ================
    Operating contribution, net of direct taxes               $ 1,223          $ 4,489           $ 5,392         $ 13,854
                                                      ===============  ===============   ===============  ================
Consumer Lending:
    Revenues                                                  $ 5,746          $ 2,767           $ 8,702          $ 4,824
    Expenses                                                    4,389            3,768             9,840            6,571
                                                      ---------------  ---------------   ---------------  ----------------
    Operating contribution before direct taxes                $ 1,357         $ (1,001)        $ (1,138)        $ (1,747)
                                                      ===============  ===============   ===============  ================
    Operating contribution, net of direct taxes               $ 1,357         $ (1,003)        $ (1,138)        $ (1,750)
                                                      ===============  ===============   ===============  ================


------------------
(1) - Includes $6,800 received as a result of terminating the Investment Management Agreement with the FirstCity Liquidating Trust in the first quarter of 1997.

                         FIRSTCITY FINANCIAL CORPORATION
                            SUPPLEMENTAL INFORMATION



(Dollars in thousands)                                        QUARTER ENDED:                    SIX MONTHS ENDED:
                                                             --------------                    -----------------

                                                       June 30, 1998    June 30, 1997     June 30, 1998    June 30, 1997
                                                       -------------    -------------     -------------    -------------

MORTGAGE:
    Origination:
      Direct Retail Residential:
        Conventional                                        $ 159,030         $ 43,809         $ 261,524         $ 74,166
        FHA/VA/FHMA                                           149,239           64,006           266,709          112,138
        Home Improvement                                            -              109                 -              109
        Brokered                                               37,075           16,126            56,987           24,029
      Broker Retail Residential:
        Conventional                                        1,425,697          422,447         2,684,068          802,186
        FHA/VA/FHMA                                           228,125           54,054           441,883           89,153
        Home Equity                                            89,022           48,477           147,284           59,522
      Commercial:
        Correspondent                                          67,985           42,474           181,250           42,474
        Construction                                           12,767           15,623            28,363           26,380
      Acquisition of Home Equity                               69,312                -           105,728                -
                                                      ---------------  ---------------   ---------------  ----------------
        Total Mortgage Production                           2,238,252          707,125         4,173,796        1,230,157
                                                      ===============  ===============   ===============  ================

    Servicing portfolio (at period end):
      Conventional                                          6,290,568        3,672,608
      Agency                                                1,300,907          534,474
      Other                                                    21,844           33,600
      Commercial                                            1,374,339        1,816,581
                                                      ---------------  ---------------
        Total Mortgage Servicing portfolio                  8,987,658        6,057,263
                                                      ===============  ===============

    Selected other data:
      Net warehouse income                                      2,395              526             4,117            1,292
      Net margin on warehouse balances                          1.28%            1.15%             0.91%            1.14%
      Gain on loans sold ($):
        Residential                                            24,397            7,138            42,389           11,961
        Home Equity                                             2,403            1,279             4,680            1,778
        Securitized Home Equity                                 1,503                -             1,503                -
      Loans sold ($):
        Residential                                         2,117,892          553,689         3,375,181        1,023,885
        Home Equity                                            54,201           28,795           101,978           42,292
        Securitized Home Equity                               121,038                -           121,038                -
      Gain on loans sold (%):
        Residential                                             1.15%            1.29%             1.26%            1.17%
        Home Equity                                             4.43%            4.44%             4.59%            4.20%
        Securitized Home Equity                                 1.24%            -                 1.24%            -
      OMSR income as a percent of loans sold                    1.78%            1.68%             1.80%            1.72%
      Servicing revenues:
        Residential                                             5,123            2,991             9,407            6,323
        Commercial                                                247              210               485              253
        Sub-serviced                                              218              213               390              409
                                                      ---------------  ---------------   ---------------   ----------------
                                                                5,588            3,414            10,282            6,985
                                                      ===============  ===============   ===============   ================

      Number of personnel at period end:
        Production                                                511              313
        Servicing                                                 146              120
        Other                                                     710              338
                                                      ---------------  ---------------
           Total personnel                                      1,367              771
                                                      ===============  ===============

                                       3

           FIRSTCITY FINANCIAL CORPORATION
              SUPPLEMENTAL INFORMATION

               (Dollars in thousands)                          QUARTER ENDED:                    SIX MONTHS ENDED:
                                                       June 30, 1998    June 30, 1997     June 30, 1998    June 30, 1997
                                                       -------------    -------------     -------------    -------------
PORTFOLIO ACQUISITION AND RESOLUTION:
    Aggregate purchase price of portfolios acquired:
      Wholly owned                                            $ 6,781          $ 5,457           $ 7,890          $ 5,457
      Acquisition partnerships                                 11,088            5,492            61,950           52,730
                                                      ---------------  ---------------   ---------------   ----------------
                                                               17,869           10,949            69,840           58,187
                                                      ===============  ===============   ===============   ================
    Collections:
      Wholly owned                                             13,056           15,280            30,032           30,122
      Acquisition partnerships (1)                             30,070           91,068            87,628          115,652
                                                               43,126          106,348           117,660          145,774
                                                      ===============  ===============   ===============   ================
    Average investment in Portfolio Assets:
      Nonperforming                                            42,201           57,445            46,005           51,667
      Performing                                               13,177            8,335            14,956            8,314
      Real estate                                              17,639           21,773            18,053           22,810
    Average investment in acquisitioin partnerships            37,074           26,668            36,399           25,568
    Servicing portfolio (face value)                          856,784          774,776

    Selected other data:
      Servicing fees:
        Acquisition partnerships                                  648            1,510             1,308            2,383
        Other                                                      18               44                87            6,999
      Gain on resolution of Portfolio Assets:
        Nonperforming                                           1,626            4,057             3,889            8,029
        Performing                                                  -                -               299                -
        Real estate                                             1,213              834             1,748            2,163
                                                      ---------------  ---------------   ---------------   ----------------
                                                                2,839            4,891             5,936           10,192
                                                      ===============  ===============   ===============   ================

      Gross profit margin on Portfolio Assets:
        Nonperforming                                          20.37%           32.05%            21.97%           34.47%
        Performing                                              -                -                 7.99%            -
        Real estate                                            22.26%           31.82%            20.35%           31.67%
        Acquisition Partnerships                               30.30%           13.02%            31.55%           16.91%
      Interest yield on performing Portfolio Assets            13.81%           27.40%            15.86%           25.52%
      Number of personnel at period end:
        Production                                                 11               11
        Servicing                                                  70               92
                                                      ---------------  ---------------
           Total personnel                                         81              103
                                                      ===============  ===============

CONSUMER LENDING:
    Automobile and other consumer loans acquired:
      FirstCity Funding                                      $ 32,150              $ -          $ 50,682              $ -
      National Auto Funding                                         -           20,296            13,407           50,071
      Other                                                     1,105            1,684             2,541            3,033
      Origination characteristics (FirstCity Funding only):
        Face value to wholesale value                          99.31%           na                99.29%           na
        Weighted average coupon                                19.21%           na                19.28%           na
        Purchase discount (% of face value)                    14.02%           na                13.78%           na

    Servicing portfolio (face value)                          137,439           73,643

    Selected other data:
      Interest income                                           2,614            2,768             5,161            4,858
      Gain on sale of automobile loans ($)                      2,434               32             2,434               32
      Automobile loans sold ($)                                50,001           35,001           100,059           35,001
      Gain on sale of automobile loans (%)                      4.87%            0.09%             2.43%            0.09%
      Servicing fees                                              584              106               968              140
      Number of personnel at period end:
        Production                                                 67               45
        Servicing                                                  97               20
                                                      ---------------  ---------------   ---------------   ----------------
           Total personnel                                        164               65
                                                      ===============  ===============   ===============   ================

-------------------------------
(1) Collections of Acquisition Partnerships include approximately $51 million of collections derived from a sale of assets to an affiliate. The gain on this sale was deferred until the ultimate disposition of the assets.

                                       4